UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 12, 2019

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FleetCor Technologies, Inc.
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(Exact name of registrant as specified in its charter)

Delaware	001-35004	72-1074903
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5445 Triangle Parkway, Suite 400, Peachtree Corners, Georgia		30092
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (770) 449-0479
Not Applicable

Former name or former address, if changed since last report
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¬	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¬	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¬	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¬	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 14, 2019, FLEETCOR Technologies, Inc. ("FLEETCOR" or the "Company") amended Article SIXTH of its Amended and Restated Certificate of Incorporation (the "Charter"). The amendment modifies Article SIXTH of the Charter to phase out our Board’s classified structure. At the annual meeting of stockholders held in 2020, the directors whose terms expire in 2020 shall stand for election to hold office for a term expiring at the annual meeting of stockholders held in 2021; at the annual meeting of stockholders held in 2021, the directors whose terms expire in 2021 shall stand for election to hold office for a term expiring at the annual meeting of stockholders held in 2022; and at the annual meeting of stockholders held in 2022 and at each annual meeting of stockholders thereafter, each director shall be elected for a term expiring at the next succeeding annual meeting of stockholders and until such director’s successor shall have been elected. Consistent with Delaware law for corporations having classified boards, the Charter currently provides that directors may be removed from office only for cause and only by the affirmative vote of the holders of at least a majority of the total voting power of the outstanding shares of our capital stock entitled to vote thereon, voting together as a single class. The amendment provides that, except for directors who were elected prior to our 2020 annual meeting, and any director appointed by the Board to replace any such director, directors may be removed with or without cause by the required stockholder vote. Directors who were elected prior to our 2020 annual meeting, and any director appointed by the Board to replace any such director, would continue to be removable only for cause. The Charter amendment was approved by the Company’s stockholders at the Company’s annual meeting of stockholders held on June 12, 2019.

The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Charter Amendment, which is attached hereto as Exhibit 3.1 and incorporated by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 12, 2019, the Company held its 2019 Annual Meeting of Stockholders (the "Annual Meeting"). Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. A total of 77,034,358 shares were represented at the Annual Meeting. The following matters were submitted to a vote of the stockholders.

I. Elect three Class III Directors nominated by the Board of Directors for a three-year term:

NOMINEES

Ronald F. Clarke
FOR: 70,712,997
AGAINST: 2,746,858
ABSTAIN: 229,602
BROKER NON-VOTES: 3,344,901

Joseph W. Farrelly
FOR: 39,886,329
AGAINST: 33,517,944
ABSTAIN: 285,184
BROKER NON-VOTES: 3,344,901

Richard Macchia
FOR: 73,212,880
AGAINST: 466,382
ABSTAIN: 10,195
BROKER NON-VOTES: 3,344,901

II. Ratify the selection of Ernst & Young LLP as FLEETCOR’s independent auditor for 2019:

FOR: 76,376,933
AGAINST: 639,306
ABSTAIN: 18,119
BROKER NON-VOTES: 0

III. Advisory vote to approve named executive officer compensation:

FOR: 18,446,355
AGAINST: 53,385,923
ABSTAIN: 1,857,179
BROKER NON-VOTES: 3,344,901

IV. Amend the Company’s Charter to declassify our Board of Directors to provide for election of all directors annually:

FOR: 73,666,972
AGAINST: 12,323
ABSTAIN: 10,162
BROKER NON-VOTES: 3,344,901

V. Stockholder proposal for the compensation committee of the Board of Directors to adopt a clawback policy to provide that the compensation committee will review, and determine whether to seek recoupment of, incentive compensation paid, granted or awarded to a senior executive:

FOR: 41,796,211
AGAINST: 30,106,300
ABSTAIN: 1,786,946
BROKER NON-VOTES: 3,344,901

VI. Stockholder proposal for the compensation committee of the Board of Directors to adopt a policy that financial performance metrics shall be adjusted, to the extent practicable, to exclude the impact of share repurchases when determining the amount or vesting of any senior executive incentive compensation grant or award:

FOR: 13,896,247
AGAINST: 58,006,218
ABSTAIN: 1,786,992
BROKER NON-VOTES: 3,334,901

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1 Certificate of Amendment to the Amended and Restated Certificate of Incorporation of FLEETCOR Technologies, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FleetCor Technologies, Inc.

June 14, 2019	By: /s/ Eric R. Dey
Eric R. Dey
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of FLEETCOR Technologies, Inc.